Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending May 31, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer. The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge. In some circumstances, certain expenses have been accrued.

12.04 (a)  the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	4,930,000
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	5,300,000
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	3,028,000
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$13,258,000

12.04 (b)  the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$122,156
A-2AR Notes	218,209
A-3AR Notes	193,278
B-1AR Notes	54,118
A-1L Notes	826,158
A-4AR Notes	119,442
A-5AR Notes	455,000
B-2AR Notes	30,364
A-2L Notes	1,486,493
A-3L Notes	2,771,433
A-6AR Notes	384,806
B-3AR Notes	95,083
A-4L Notes	2,124,395
A-5L Notes	2,033,190
A-6L Notes	2,930,813
B-4AR Notes	122,453
A-7L Notes	1,487,284
A-8L Notes	6,278,676
A-9L Notes	2,428,711
A-10L Notes	3,999,020
A-11L Notes	5,826,421
$33,987,502

12.04 (c)  the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)  the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,210,859,810

12.04 (e)  the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$32,450,000
A-2AR Notes	45,600,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	64,837,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	122,050,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	178,972,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,558,509,000

12.04 (f)  the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.020%
A-2AR Notes	4.970%
A-3AR Notes	5.049%
B-1AR Notes	5.130%
A-1L Notes	5.310%
A-4AR Notes	4.970%
A-5AR Notes	5.050%
B-2AR Notes	5.050%
A-2L Notes	5.240%
A-3L Notes	5.290%
A-6AR Notes	5.010%
B-3AR Notes	5.070%
A-4L Notes	5.240%
A-5L Notes	5.330%
A-6L Notes	5.360%
B-4AR Notes	5.100%
A-7L Notes	5.240%
A-8L Notes	5.340%
A-9L Notes	5.370%
A-10L Notes	5.400%
A-11L Notes	5.440%

12.04 (g)  the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	188,678

12.04 (h)  the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	12,500
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	68,341
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)  the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$26,572,576	4,696,169	31,268,746

Of the total amount recovered above, $3,524,369.27 was in-transit as of 05-31-06, and was received in early June.

12.04 (j)  the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,403	—

Acquisition Fund:

12.04 (k)  the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$7,332
Total	$7,332

12.04 (l)  the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$350,929

12.04 (m)  the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)  the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)  the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	713	$21,300,367
31 - 60 days	1,231	45,016,128
61 - 90 days	565	19,714,225
91 - 120 days	399	12,887,002
Over 120 days	997	30,698,079
Claims filed	51	1,881,589
	3,956	$131,497,391

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)  the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$76,141,341	$398,048	$76,539,390
Reserve Fund	19,429,403	84,031	19,513,433
Acquisition Fund	271,200,686	1,172,184	272,372,870
Redemption Fund	—	1,004	1,004
Student Loan Receivable	2,210,859,810	18,835,496	2,229,695,306
Total	$2,577,631,240	$20,490,764	$2,598,122,004

Class	Balance	Accrued Interest	Total
A-1AR Notes	$32,450,000	$67,875	$32,517,875
A-2AR Notes	45,600,000	6,295	45,606,295
A-3AR Notes	50,000,000	42,075	50,042,075
B-1AR Notes	14,000,000	15,960	14,015,960
A-1L Notes	64,837,000	29,905	64,866,905
A-4AR Notes	32,000,000	101,609	32,101,609
A-5AR Notes	60,000,000	42,083	60,042,083
B-2AR Notes	8,000,000	25,811	8,025,811
A-2L Notes	122,050,000	53,573	122,103,573
A-3L Notes	235,000,000	207,192	235,207,192
A-6AR Notes	100,000,000	—	100,000,000
B-3AR Notes	25,000,000	73,938	25,073,938
A-4L Notes	178,972,000	156,302	179,128,302
A-5L Notes	171,000,000	151,905	171,151,905
A-6L Notes	245,000,000	218,867	245,218,867
B-4AR Notes	32,000,000	68,000	32,068,000
A-7L Notes	90,000,000	78,600	90,078,600
A-8L Notes	372,000,000	331,080	372,331,080
A-9L Notes	143,000,000	127,985	143,127,985
A-10L Notes	234,000,000	210,600	234,210,600
A-11L Notes	303,600,000	275,264	303,875,264
	$2,558,509,000	$2,284,918	$2,560,793,918

12.04 (q)  the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,496	227,135,264	10.27%
Financed Student Loans in deferment	9,306	427,401,659	19.33%